Dated:  March 30, 2006

Rate Cap Transaction

Re:  BNY Reference No. 37558

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York, and Wells Fargo Bank, N.A., not in its individual capacity, but solely as securities administrator (in such capacity, the “Securities Administrator”) under the Pooling and Servicing Agreement, dated as of   March 1, 2006, among Greenwich Capital Acceptance Inc., as depositor (the “Depositor”), Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Deutsche Bank National Trust Company, as trustee (the “Trustee”) and the Securities Administrator (the “Pooling and Servicing Agreement”).  Harborview Mortgage Loan Trust 2006-2 (the “Issuing Entity”) is referred to herein as the “Counterparty”.  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

Form of Agreement.  This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”).  An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction.  Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement.  Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 37559and 37560.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2.

Certain Terms.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.

Trade Date:

March 27, 2006

Effective Date:

April 25, 2006

Termination Date:

March 25, 2016, subject to adjustment in accordance with the Modified Following Business Day Convention.

FIXED AMOUNTS

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 494,000.00

Fixed Amount Payer

Payment Date:

March 30, 2006

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Cap Rate:

For each Calculation Period, as set forth for such period on Schedule I attached hereto.

Floating Rate for initial

Calculation Period:

To be determined

Floating Rate Day Count

Fraction:

Actual/360

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a Calculation Period is greater than 10.05% then the Floating Rate Option for such Calculation Period shall be deemed equal to 10.05%.

Designated Maturity:

One month

Spread:

Inapplicable

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on May 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Days preceding each Floating Rate Payer Period End Date.

Reset Dates:

The first day of each Calculation Period or Compounding Period, if Compounding is applicable.

Compounding:

Inapplicable

Business Days for Payments

By both parties:

New York

Calculation Agent:

BNY

3.

Additional Provisions:

1)

Reliance.  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

2)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

No Netting Between Transactions.  The parties agree that subparagraph (ii) of Section 2(c) will apply to any Transaction.

2)

Termination Provisions.  Subject to the provisions of Paragraph 4(11) below, for purposes of the Master Agreement:

(a)

“Specified Entity” is not applicable to BNY or the Counterparty for any purpose.

(b)

The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

(c)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

(d)

The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

(e)

“Default under Specified Transaction” is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

(f)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

(g)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words “trustee” and “custodian” in Section 5(a)(vii)(6) will not include the Trustee; and the words “specifically authorized ” are inserted before the word “action” in Section 5(a)(vii)(9).

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

(i)

The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to the Counterparty.

(j)

Payments on Early Termination.  For the purpose of Section 6(e):

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

“Termination Currency” means United States Dollars.

(l)

No Additional Amounts Payable by Counterparty.  The Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) or 2(d)(ii).

3)

Tax Representations.

(a)

Payer Representations.  For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

(i)

The following representation will apply to BNY:

(x) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to the Counterparty:

The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered.  For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes

(b)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.

		Upon the execution and delivery of this Agreement	Yes
Counterparty

(i) a copy of the executed Pooling and Servicing Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty.

		Upon the execution and delivery of this Agreement	Yes
BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes
BNY	Legal Opinion as to enforceability of the Swap Agreement.	Upon the execution and delivery of this Agreement.	Yes
Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Upon the execution and delivery of this Agreement.	Yes

5)  Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a):

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: HarborView 2006—Client Manager

Tele: 410-884-2000

Fax: 410-715-2380

(b)

Process Agent.  For the purpose of Section 13(c):

BNY appoints as its Process Agent:

Not Applicable

The Counterparty appoints as its Process Agent:

Not Applicable

(c)

Offices.  The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c):

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BNY.

(f)

Credit Support Document.

Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(k)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Non-Recourse.  Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Issuing Entity and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Issuing Entity and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Issuing Entity and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.  This provision shall survive the expiration of this Agreement.

(m)

Limitation on Institution of Bankruptcy Proceedings.  BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.  This provision shall survive the expiration of this Agreement.

(n)

Remedy of Failure to Pay or Deliver.  The ISDA Form Master Agreement is hereby amended by replacing the word “third” in the third line of Section 5(a)(i) by the word “second”.

(o)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator’s Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Securities Administrator but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities Administrator’s Representation.  Wells Fargo Bank, N.A., as Securities Administrator, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Securities Administrator on behalf of the Counterparty.

(r)

Amendment to Pooling and Servicing Agreement.  Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Securities Administrator or the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

6)

Additional Representations.  Section 3 is hereby amended, by substituting for the words “Section 3(f)” in the introductory sentence thereof the words “Sections 3(f) and 3(i)” and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

“(g)

Relationship Between Parties.

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

Each Party acknowledges that Wells Fargo Bank, N.A., has been directed under the Pooling and Servicing Agreement to enter into this Transaction as Securities Administrator on behalf of the Counterparty.

(ii)

It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(iii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Principal.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

Exclusion from Commodities Exchange Act. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(i)

ERISA (Pension Plans).  It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

7)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) shall not apply for purposes of this Transaction.

8)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to BNY as the sole Affected Party (unless otherwise provided below):

(i)

Remedy of Ratings Events.  BNY fails to comply with the provisions of Paragraph 9.

(ii)

BNY has not, within five (5) Business Days (without giving effect to any grace period otherwise provided herein or otherwise) after the occurrence of a Swap Disclosure Event (as defined in Paragraph 4(10) below) complied with any of the provisions set forth therein.

(iii)

Amendment of Pooling and Servicing Agreement without Consent of BNY.  If the Securities Administrator permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of BNY.  The Counterparty shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Paragraph 8(ii).

9)

Provisions Relating to Downgrade of BNY Debt Ratings.

(i)

For purposes of this Transaction:

(a)

A “Collateralization Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is reduced to “P-1 on watch for downgrade” or below, and its long-term unsecured and unsubordinated debt is reduced to ”A1 on watch for downgrade” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3 on watch for downgrade” or below) by Moody’s, or

(y)

its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P.

Such ratings are referred to herein as the “Qualifying Ratings.”

(b)

A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by S&P.

For purposes of (a) and (b) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter (provided, that this shall not be construed to extend the period within which actions are to be taken as provided in Paragraph 4(9)(ii) below), each of Moody’s and S&P has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(c)

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Securities Administrator shall have received prior written confirmation from each of Moody’s and S&P , and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(ii)

Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

(a)

Collateralization Ratings Event.  If a Collateralization Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

(w)

post collateral under agreements and other instruments approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, and satisfactory to Moody’s and S&P, which will be sufficient to restore the immediately prior ratings of the Certificates,

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P  which will be sufficient to restore the immediately prior ratings of their Certificates.

(b)

Ratings Event.  If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P  which will be sufficient to restore the immediately prior ratings of their Certificates.

10)

Compliance with Regulation AB.

(a)

It shall be a swap disclosure event (“Swap Disclosure Event”) if, at any time after the date hereof, the Securities Administrator (acting on behalf of the Depositor or the Sponsor) notifies BNY that the aggregate “significance percentage” (calculated in accordance with the provisions of Item 1115 of Regulation AB) of all derivative instruments provided by BNY and any of its affiliates to Counterparty (collectively, the “Aggregate Significance Percentage”) is 10% or more.

(b)

Upon the occurrence of a Swap Disclosure Event, BNY, at its own cost and expense (and without any expense or liability to the Depositor, the Sponsor, the Underwriters, the Depositor, the Trustee, the Securities Administrator or the Issuing Entity), shall take one of the following actions: (i) provide to the Sponsor and the Depositor: (x) if the Aggregate Significance Percentage is 10% or more, but less than 20%, the information required under Item 1115(b)(1) of Regulation AB or (y) if the Aggregate Significance Percentage is 20% or more, within five (5) Business Days, the information required under Item 1115(b)(2) of Regulation AB; or (ii) assign its rights and delegate its obligations under the Transaction to a counterparty with the Approved Ratings Thresholds (or which satisfies the Rating Agency Condition), that (x) provides the information specified in clause (i) above to the Depositor and Sponsor and (y) enters into documentation substantially similar to the documentation then in place between BNY and the Counterparty.

(c)

For so long as the Aggregate Significance Percentage is 10% or more, BNY shall provide any updates to the information provided pursuant to clause (b) above to the Sponsor and the Depositor within five (5) Business Days following availability thereof (but in no event more than 45 days after the end of each of BNY’s fiscal quarter for any quarterly update, and in no even more than 90 days after the end of each of BNY’s fiscal year for any annual update).

(d)

All information provided pursuant to clauses (b) and (c) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such information, if audited, shall be accompanied by any necessary auditor’s consents or, if such information is unaudited, shall be accompanied by an appropriate agreed-upon procedures letter from BNY’s accountants. If permitted by Regulation AB, any such information may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

11)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

12)

BNY Payments to be made to Securities Administrator.  BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator.  Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.

Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swap

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #: 121-000-148

Account Name: SAS Clearing

Account #: 3970771416

FFC: HarborView 2006-2, Account # 50909101

6.  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

           We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

          Very truly yours,

THE BANK OF NEW YORK

By:

/s/ Andrew Schwartz

Name:   Andrew Schwartz

Title:   Assistant Vice President

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HARBORVIEW MORTGAGE LOAN TRUST 2006-2

BY: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SECURITIES ADMINISTRATOR ON BEHALF OF HARBORVIEW MORTGAGE LOAN TRUST 2006-2

By:

/s/  Stacey M. Taylor

Name: Stacey M. Taylor

Title: Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Modified Following Business Day

Convention.

Accrual Start Dates	Accrual End Dates	Notional Amount in USD	Cap Rate (%)
04/25/06	05/25/06	3,478,443.10	5.00623
05/25/06	06/25/06	3,477,883.55	4.66523
06/25/06	07/25/06	3,477,321.36	5.19440
07/25/06	08/25/06	3,476,756.50	4.83026
08/25/06	09/25/06	3,476,188.96	4.83027
09/25/06	10/25/06	3,475,618.74	5.00629
10/25/06	11/25/06	3,475,045.81	4.51027
11/25/06	12/25/06	3,474,470.17	5.19446
12/25/06	01/25/07	3,473,891.80	5.00632
01/25/07	02/25/07	3,473,310.68	4.66531
02/25/07	03/25/07	3,472,726.82	5.39608
03/25/07	04/25/07	3,472,140.18	5.00635
04/25/07	05/25/07	3,471,550.77	5.00636
05/25/07	06/25/07	3,470,958.56	4.83036
06/25/07	07/25/07	3,470,363.55	5.00639
07/25/07	08/25/07	3,469,765.72	4.51036
08/25/07	09/25/07	3,469,165.05	5.19456
09/25/07	10/25/07	3,468,561.54	5.00642
10/25/07	11/25/07	3,467,955.16	4.66541
11/25/07	12/25/07	3,467,345.91	5.00645
12/25/07	01/25/08	3,466,733.78	5.00646
01/25/08	02/25/08	3,466,118.74	4.83045
02/25/08	03/25/08	3,465,500.79	5.19464
03/25/08	04/25/08	3,464,879.91	4.83048
04/25/08	05/25/08	3,464,256.09	4.66547
05/25/08	06/25/08	3,463,629.31	5.19467
06/25/08	07/25/08	3,462,999.55	5.00653
07/25/08	08/25/08	3,462,366.82	4.83052
08/25/08	09/25/08	3,461,731.08	4.83054
09/25/08	10/25/08	3,461,092.34	4.66553
10/25/08	11/25/08	3,460,450.56	5.23560
11/25/08	12/25/08	3,459,764.50	5.02025
12/25/08	01/25/09	3,458,891.60	5.07137
01/25/09	02/25/09	3,457,981.57	5.25531
02/25/09	03/25/09	3,457,066.68	5.66272
03/25/09	04/25/09	3,456,146.88	4.73646
04/25/09	05/25/09	3,455,222.17	5.45172
05/25/09	06/25/09	3,454,292.50	5.25489
06/25/09	07/25/09	3,389,735.02	4.89823
07/25/09	08/25/09	3,326,379.00	5.45139
08/25/09	09/25/09	3,264,173.40	5.07054
09/25/09	10/25/09	3,203,125.95	5.07042
10/25/09	11/25/09	3,143,215.17	5.25431
11/25/09	12/25/09	3,084,419.96	4.73562
12/25/09	01/25/10	3,026,719.60	5.66149
01/25/10	02/25/10	2,970,093.77	5.06994
02/25/10	03/25/10	2,914,522.53	5.66122
03/25/10	04/25/10	2,859,986.29	4.89720
04/25/10	05/25/10	2,806,465.85	5.45023
05/25/10	06/25/10	2,753,942.33	5.06944
06/25/10	07/25/10	2,702,397.23	5.06931
07/25/10	08/25/10	2,651,812.38	5.25316
08/25/10	09/25/10	2,602,169.95	4.73457
09/25/10	10/25/10	2,553,452.44	5.66242
10/25/10	11/25/10	2,505,643.74	5.10904
11/25/10	12/25/10	2,458,414.26	5.78304
12/25/10	01/25/11	2,411,545.54	6.54945
01/25/11	02/25/11	2,365,431.11	6.10165
02/25/11	03/25/11	2,320,187.13	6.80341
03/25/11	04/25/11	2,275,797.29	6.10129
04/25/11	05/25/11	2,232,231.66	6.31948
05/25/11	06/25/11	2,189,488.93	5.70390
06/25/11	07/25/11	2,147,553.67	6.80261
07/25/11	08/25/11	2,106,410.78	6.10056
08/25/11	09/25/11	2,066,045.40	5.89567
09/25/11	10/25/11	2,026,442.96	6.55192
10/25/11	11/25/11	1,987,589.18	6.09999
11/25/11	12/25/11	1,949,470.02	5.89511
12/25/11	01/25/12	1,912,071.71	6.55130
01/25/12	02/25/12	1,875,380.76	5.70247
02/25/12	03/25/12	1,839,383.89	6.80091
03/25/12	04/25/12	1,804,068.09	6.31731
04/25/12	05/25/12	1,769,420.60	6.31710
05/25/12	06/25/12	1,735,428.88	6.09860
06/25/12	07/25/12	1,702,080.64	6.31668
07/25/12	08/25/12	1,669,363.81	5.70133
08/25/12	09/25/12	1,637,266.54	6.54957
09/25/12	10/25/12	1,605,777.22	6.32719
10/25/12	11/25/12	1,574,872.64	5.90663
11/25/12	12/25/12	1,544,554.96	6.37023
12/25/12	01/25/13	1,514,815.47	6.58204
01/25/13	02/25/13	1,485,653.75	6.35510
02/25/13	03/25/13	1,457,044.66	7.08410
03/25/13	04/25/13	1,428,977.84	6.35489
04/25/13	05/25/13	1,401,443.11	5.94238
05/25/13	06/25/13	1,374,430.48	7.08376
06/25/13	07/25/13	1,347,930.16	6.58140
07/25/13	08/25/13	1,321,932.52	6.14184
08/25/13	09/25/13	1,296,428.13	6.58118
09/25/13	10/25/13	1,271,407.73	6.58107
10/25/13	11/25/13	1,246,862.22	6.35415
11/25/13	12/25/13	1,222,782.68	6.35405
12/25/13	01/25/14	1,199,064.50	6.14130
01/25/14	02/25/14	1,175,797.89	6.82302
02/25/14	03/25/14	1,152,974.35	7.08263
03/25/14	04/25/14	1,130,585.55	6.35353
04/25/14	05/25/14	1,108,578.87	6.14079
05/25/14	06/25/14	1,086,992.07	6.82245
06/25/14	07/25/14	1,065,746.47	6.57986
07/25/14	08/25/14	1,044,907.23	6.35292
08/25/14	09/25/14	1,024,466.67	6.35275
09/25/14	10/25/14	1,004,417.28	6.14000
10/25/14	11/25/14	984,751.66	6.82154
11/25/14	12/25/14	965,462.57	6.35224
12/25/14	01/25/15	946,542.90	6.35206
01/25/15	02/25/15	927,963.55	6.57860
02/25/15	03/25/15	909,740.47	7.08044
03/25/15	04/25/15	891,866.92	5.93928
04/25/15	05/25/15	874,336.29	6.82036
05/25/15	06/25/15	857,142.10	6.57781
06/25/15	07/25/15	840,277.98	6.13839
07/25/15	08/25/15	823,737.69	6.81973
08/25/15	09/25/15	807,515.11	6.35052
09/25/15	10/25/15	791,465.47	6.35029
10/25/15	11/25/15	775,725.88	6.59017
11/25/15	12/25/15	760,292.93	6.04301
12/25/15	01/25/16	745,073.11	7.29742
01/25/16	02/25/16	730,033.16	6.54768
02/25/16	03/25/16	715,283.67	7.03028

Dated:  March 27, 2006

Rate Cap Transaction

Re:  BNY Reference No. 37559

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York, and Wells Fargo Bank, N.A., not in its individual capacity, but solely as securities administrator (in such capacity, the “Securities Administrator”) under the Pooling and Servicing Agreement, dated as of   March 1, 2006, among Greenwich Capital Acceptance Inc., as depositor (the “Depositor”), Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Deutsche Bank National Trust Company, as trustee (the “Trustee”) and the Securities Administrator (the “Pooling and Servicing Agreement”).  Harborview Mortgage Loan Trust 2006-2 (the “Issuing Entity”) is referred to herein as the “Counterparty”.  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

Form of Agreement.  This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”).  An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction.  Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement.  Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 37558 and 37560.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2.

Certain Terms.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.

Trade Date:

March 27, 2006

Effective Date:

April 25, 2006

Termination Date:

March 25, 2016, subject to adjustment in accordance with the Modified Following Business Day Convention.

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Cap Rate:

For each Calculation Period, as set forth for such period on Schedule I attached hereto.

Floating Rate for initial

Calculation Period:

To be determined

Floating Rate Day Count

Fraction:

Actual/360

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a Calculation Period is greater than 9.85% then the Floating Rate Option for such Calculation Period shall be deemed equal to 9.85%.

Designated Maturity:

One month

Spread:

Inapplicable

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on May 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Days preceding each Floating Rate Payer Period End Date.

Reset Dates:

The first day of each Calculation Period or Compounding Period, if Compounding is applicable.

Compounding:

Inapplicable

Business Days for Payments

By both parties:

New York

Calculation Agent:

BNY

3.

Additional Provisions:

1)

Reliance.  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

2)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

No Netting Between Transactions.  The parties agree that subparagraph (ii) of Section 2(c) will apply to any Transaction.

2)

Termination Provisions.  Subject to the provisions of Paragraph 4(11) below, for purposes of the Master Agreement:

(a)

“Specified Entity” is not applicable to BNY or the Counterparty for any purpose.

(b)

The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

(c)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

(d)

The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

(e)

“Default under Specified Transaction” is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

(f)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

(g)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words “trustee” and “custodian” in Section 5(a)(vii)(6) will not include the Trustee; and the words “specifically authorized ” are inserted before the word “action” in Section 5(a)(vii)(9).

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

(i)

The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to the Counterparty.

(j)

Payments on Early Termination.  For the purpose of Section 6(e):

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

“Termination Currency” means United States Dollars.

(l)

No Additional Amounts Payable by Counterparty.  The Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) or 2(d)(ii).

3)

Tax Representations.

(a)

Payer Representations.  For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

(i)

The following representation will apply to BNY:

(x) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to the Counterparty:

The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered.  For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes

(b)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.

		Upon the execution and delivery of this Agreement	Yes
Counterparty

(i) a copy of the executed Pooling and Servicing Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty.

		Upon the execution and delivery of this Agreement	Yes
BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes
BNY	Legal Opinion as to enforceability of the Swap Agreement.	Upon the execution and delivery of this Agreement.	Yes
Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Upon the execution and delivery of this Agreement.	Yes

5)  Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a):

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: HarborView 2006—Client Manager

Tele: 410-884-2000

Fax: 410-715-2380

(b)

Process Agent.  For the purpose of Section 13(c):

BNY appoints as its Process Agent:

Not Applicable

The Counterparty appoints as its Process Agent:

Not Applicable

(c)

Offices.  The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c):

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BNY.

(f)

Credit Support Document.

Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(k)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Non-Recourse.  Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Issuing Entity and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Issuing Entity and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Issuing Entity and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.  This provision shall survive the expiration of this Agreement.

(m)

Limitation on Institution of Bankruptcy Proceedings.  BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.  This provision shall survive the expiration of this Agreement.

(n)

Remedy of Failure to Pay or Deliver.  The ISDA Form Master Agreement is hereby amended by replacing the word “third” in the third line of Section 5(a)(i) by the word “second”.

(o)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator’s Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Securities Administrator but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities Administrator’s Representation.  Wells Fargo Bank, N.A., as Securities Administrator, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Securities Administrator on behalf of the Counterparty.

(r)

Amendment to Pooling and Servicing Agreement.  Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Securities Administrator or the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

6)

Additional Representations.  Section 3 is hereby amended, by substituting for the words “Section 3(f)” in the introductory sentence thereof the words “Sections 3(f) and 3(i)” and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

“(g)

Relationship Between Parties.

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

Each Party acknowledges that Wells Fargo Bank, N.A., has been directed under the Pooling and Servicing Agreement to enter into this Transaction as Securities Administrator on behalf of the Counterparty.

(ii)

It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(iii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Principal.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

Exclusion from Commodities Exchange Act. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(i)

ERISA (Pension Plans).  It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

7)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) shall not apply for purposes of this Transaction.

8)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to BNY as the sole Affected Party (unless otherwise provided below):

(i)

Remedy of Ratings Events.  BNY fails to comply with the provisions of Paragraph 9.

(ii)

BNY has not, within five (5) Business Days (without giving effect to any grace period otherwise provided herein or otherwise) after the occurrence of a Swap Disclosure Event (as defined in Paragraph 4(10) below) complied with any of the provisions set forth therein.

(iii)

Amendment of Pooling and Servicing Agreement without Consent of BNY.  If the Securities Administrator permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of BNY.  The Counterparty shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Paragraph 8(ii).

9)

Provisions Relating to Downgrade of BNY Debt Ratings.

(i)

For purposes of this Transaction:

(a)

A “Collateralization Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is reduced to “P-1 on watch for downgrade” or below, and its long-term unsecured and unsubordinated debt is reduced to ”A1 on watch for downgrade” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3 on watch for downgrade” or below) by Moody’s, or

(y)

its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P.

Such ratings are referred to herein as the “Qualifying Ratings.”

(b)

A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by S&P.

For purposes of (a) and (b) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter (provided, that this shall not be construed to extend the period within which actions are to be taken as provided in Paragraph 4(9)(ii) below), each of Moody’s and S&P has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(c)

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Securities Administrator shall have received prior written confirmation from each of Moody’s and S&P , and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(ii)

Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

(a)

Collateralization Ratings Event.  If a Collateralization Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

(w)

post collateral under agreements and other instruments approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, and satisfactory to Moody’s and S&P, which will be sufficient to restore the immediately prior ratings of the Certificates,

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P  which will be sufficient to restore the immediately prior ratings of their Certificates.

(b)

Ratings Event.  If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P  which will be sufficient to restore the immediately prior ratings of their Certificates.

10)

Compliance with Regulation AB.

(a)

It shall be a swap disclosure event (“Swap Disclosure Event”) if, at any time after the date hereof, the Securities Administrator (acting on behalf of the Depositor or the Sponsor) notifies BNY that the aggregate “significance percentage” (calculated in accordance with the provisions of Item 1115 of Regulation AB) of all derivative instruments provided by BNY and any of its affiliates to Counterparty (collectively, the “Aggregate Significance Percentage”) is 10% or more.

(b)

Upon the occurrence of a Swap Disclosure Event, BNY, at its own cost and expense (and without any expense or liability to the Depositor, the Sponsor, the Underwriters, the Depositor, the Trustee, the Securities Administrator or the Issuing Entity), shall take one of the following actions: (i) provide to the Sponsor and the Depositor: (x) if the Aggregate Significance Percentage is 10% or more, but less than 20%, the information required under Item 1115(b)(1) of Regulation AB or (y) if the Aggregate Significance Percentage is 20% or more, within five (5) Business Days, the information required under Item 1115(b)(2) of Regulation AB; or (ii) assign its rights and delegate its obligations under the Transaction to a counterparty with the Approved Ratings Thresholds (or which satisfies the Rating Agency Condition), that (x) provides the information specified in clause (i) above to the Depositor and Sponsor and (y) enters into documentation substantially similar to the documentation then in place between BNY and the Counterparty.

(c)

For so long as the Aggregate Significance Percentage is 10% or more, BNY shall provide any updates to the information provided pursuant to clause (b) above to the Sponsor and the Depositor within five (5) Business Days following availability thereof (but in no event more than 45 days after the end of each of BNY’s fiscal quarter for any quarterly update, and in no even more than 90 days after the end of each of BNY’s fiscal year for any annual update).

(d)

All information provided pursuant to clauses (b) and (c) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such information, if audited, shall be accompanied by any necessary auditor’s consents or, if such information is unaudited, shall be accompanied by an appropriate agreed-upon procedures letter from BNY’s accountants. If permitted by Regulation AB, any such information may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

11)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

12)

BNY Payments to be made to Securities Administrator.  BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator.  Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.

Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swap

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #: 121-000-148

Account Name: SAS Clearing

Account #: 3970771416

FFC: HarborView 2006-2, Account # 50909101

6.  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

           We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

          Very truly yours,

THE BANK OF NEW YORK

By:

/s/ Andrew Schwartz

Name:  Andrew Schartz

Title:  Assistant Vice President

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HARBORVIEW MORTGAGE LOAN TRUST 2006-2

BY: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SECURITIES ADMINISTRATOR ON BEHALF OF HARBORVIEW MORTGAGE LOAN TRUST 2006-2

By:

/s/ Stacey M. Taylor

Name: Stacey M. Taylor

Title: Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Modified Following Business Day

Convention.

Accrual Start Dates	Accrual End Dates	Notional Amount in USD	Cap Rate (%)
04/25/06	05/25/06	4,705,246.68	4.80623
05/25/06	06/25/06	4,704,489.80	4.46523
06/25/06	07/25/06	4,703,729.32	4.99440
07/25/06	08/25/06	4,702,965.24	4.63026
08/25/06	09/25/06	4,702,197.54	4.63027
09/25/06	10/25/06	4,701,426.21	4.80629
10/25/06	11/25/06	4,700,651.22	4.31027
11/25/06	12/25/06	4,699,872.55	4.99446
12/25/06	01/25/07	4,699,090.19	4.80632
01/25/07	02/25/07	4,698,304.13	4.46531
02/25/07	03/25/07	4,697,514.34	5.19608
03/25/07	04/25/07	4,696,720.81	4.80635
04/25/07	05/25/07	4,695,923.52	4.80636
05/25/07	06/25/07	4,695,122.45	4.63036
06/25/07	07/25/07	4,694,317.58	4.80639
07/25/07	08/25/07	4,693,508.90	4.31036
08/25/07	09/25/07	4,692,696.38	4.99456
09/25/07	10/25/07	4,691,880.02	4.80642
10/25/07	11/25/07	4,691,059.78	4.46541
11/25/07	12/25/07	4,690,235.66	4.80645
12/25/07	01/25/08	4,689,407.63	4.80646
01/25/08	02/25/08	4,688,575.68	4.63045
02/25/08	03/25/08	4,687,739.79	4.99464
03/25/08	04/25/08	4,686,899.93	4.63048
04/25/08	05/25/08	4,686,056.09	4.46547
05/25/08	06/25/08	4,685,208.25	4.99467
06/25/08	07/25/08	4,684,356.40	4.80653
07/25/08	08/25/08	4,683,500.50	4.63052
08/25/08	09/25/08	4,682,640.55	4.63054
09/25/08	10/25/08	4,681,776.53	4.46553
10/25/08	11/25/08	4,680,908.40	5.03560
11/25/08	12/25/08	4,679,980.38	4.82025
12/25/08	01/25/09	4,678,799.61	4.87137
01/25/09	02/25/09	4,677,568.63	5.05531
02/25/09	03/25/09	4,676,331.06	5.46272
03/25/09	04/25/09	4,675,086.87	4.53646
04/25/09	05/25/09	4,673,836.02	5.25172
05/25/09	06/25/09	4,672,578.48	5.05489
06/25/09	07/25/09	4,585,252.38	4.69823
07/25/09	08/25/09	4,499,551.47	5.25139
08/25/09	09/25/09	4,415,406.73	4.87054
09/25/09	10/25/09	4,332,828.61	4.87042
10/25/09	11/25/09	4,251,788.04	5.05431
11/25/09	12/25/09	4,172,256.49	4.53562
12/25/09	01/25/10	4,094,205.93	5.46149
01/25/10	02/25/10	4,017,608.88	4.86994
02/25/10	03/25/10	3,942,438.35	5.46122
03/25/10	04/25/10	3,868,667.86	4.69720
04/25/10	05/25/10	3,796,271.42	5.25023
05/25/10	06/25/10	3,725,223.51	4.86944
06/25/10	07/25/10	3,655,499.09	4.86931
07/25/10	08/25/10	3,587,073.60	5.05316
08/25/10	09/25/10	3,519,922.90	4.53457
09/25/10	10/25/10	3,454,023.33	5.46242
10/25/10	11/25/10	3,389,353.10	4.90904
11/25/10	12/25/10	3,325,466.37	5.58304
12/25/10	01/25/11	3,262,067.64	6.34945
01/25/11	02/25/11	3,199,689.22	5.90165
02/25/11	03/25/11	3,138,488.25	6.60341
03/25/11	04/25/11	3,078,442.67	5.90129
04/25/11	05/25/11	3,019,511.99	6.11948
05/25/11	06/25/11	2,961,694.42	5.50390
06/25/11	07/25/11	2,904,969.13	6.60261
07/25/11	08/25/11	2,849,315.64	5.90056
08/25/11	09/25/11	2,794,713.89	5.69567
09/25/11	10/25/11	2,741,144.17	6.35192
10/25/11	11/25/11	2,688,587.14	5.89999
11/25/11	12/25/11	2,637,023.83	5.69511
12/25/11	01/25/12	2,586,435.61	6.35130
01/25/12	02/25/12	2,536,804.21	5.50247
02/25/12	03/25/12	2,488,111.69	6.60091
03/25/12	04/25/12	2,440,340.45	6.11731
04/25/12	05/25/12	2,393,473.22	6.11710
05/25/12	06/25/12	2,347,493.05	5.89860
06/25/12	07/25/12	2,302,383.30	6.11668
07/25/12	08/25/12	2,258,127.65	5.50133
08/25/12	09/25/12	2,214,710.08	6.34957
09/25/12	10/25/12	2,172,114.86	6.12719
10/25/12	11/25/12	2,130,310.62	5.70663
11/25/12	12/25/12	2,089,300.27	6.17023
12/25/12	01/25/13	2,049,072.04	6.38204
01/25/13	02/25/13	2,009,625.33	6.15510
02/25/13	03/25/13	1,970,926.17	6.88410
03/25/13	04/25/13	1,932,960.54	6.15489
04/25/13	05/25/13	1,895,714.65	5.74238
05/25/13	06/25/13	1,859,175.01	6.88376
06/25/13	07/25/13	1,823,328.35	6.38140
07/25/13	08/25/13	1,788,161.67	5.94184
08/25/13	09/25/13	1,753,662.20	6.38118
09/25/13	10/25/13	1,719,817.41	6.38107
10/25/13	11/25/13	1,686,615.00	6.15415
11/25/13	12/25/13	1,654,042.91	6.15405
12/25/13	01/25/14	1,621,959.63	5.94130
01/25/14	02/25/14	1,590,487.18	6.62302
02/25/14	03/25/14	1,559,614.06	6.88263
03/25/14	04/25/14	1,529,329.00	6.15353
04/25/14	05/25/14	1,499,560.84	5.94079
05/25/14	06/25/14	1,470,360.64	6.62245
06/25/14	07/25/14	1,441,621.98	6.37986
07/25/14	08/25/14	1,413,433.00	6.15292
08/25/14	09/25/14	1,385,783.32	6.15275
09/25/14	10/25/14	1,358,662.75	5.94000
10/25/14	11/25/14	1,332,061.31	6.62154
11/25/14	12/25/14	1,305,969.20	6.15224
12/25/14	01/25/15	1,280,376.80	6.15206
01/25/15	02/25/15	1,255,244.75	6.37860
02/25/15	03/25/15	1,230,594.61	6.88044
03/25/15	04/25/15	1,206,417.28	5.73928
04/25/15	05/25/15	1,182,703.82	6.62036
05/25/15	06/25/15	1,159,445.45	6.37781
06/25/15	07/25/15	1,136,633.57	5.93839
07/25/15	08/25/15	1,114,259.73	6.61973
08/25/15	09/25/15	1,092,315.64	6.15052
09/25/15	10/25/15	1,070,605.48	6.15029
10/25/15	11/25/15	1,049,314.74	6.39017
11/25/15	12/25/15	1,028,438.78	5.84301
12/25/15	01/25/16	1,007,851.12	7.09742
01/25/16	02/25/16	987,506.78	6.34768
02/25/16	03/25/16	967,555.31	6.83028

Dated:  March 27, 2006

Rate Cap Transaction

Re:  BNY Reference No. 37560

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York, and Wells Fargo Bank, N.A., not in its individual capacity, but solely as securities administrator (in such capacity, the “Securities Administrator”) under the Pooling and Servicing Agreement, dated as of   March 1, 2006, among Greenwich Capital Acceptance Inc., as depositor (the “Depositor”), Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Deutsche Bank National Trust Company, as trustee (the “Trustee”) and the Securities Administrator (the “Pooling and Servicing Agreement”).  Harborview Mortgage Loan Trust 2006-2 (the “Issuing Entity”) is referred to herein as the “Counterparty”.  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

Form of Agreement.  This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”).  An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction.  Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement.  Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 37558 and 37559.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2.

Certain Terms.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.

Trade Date:

March 27, 2006

Effective Date:

March 30, 2006

Termination Date:

March 25, 2016, subject to adjustment in accordance with the Modified Following Business Day Convention.

FLOATING AMOUNTS

Floating Rate Payer:

BNY

Cap Rate:

For each Calculation Period, as set forth for such period on Schedule I attached hereto.

Floating Rate for initial

Calculation Period:

To be determined

Floating Rate Day Count

Fraction:

Actual/360

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a Calculation Period is greater than 8.60% then the Floating Rate Option for such Calculation Period shall be deemed equal to 8.60%.

Designated Maturity:

One month

Spread:

Inapplicable

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on May 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Days preceding each Floating Rate Payer Period End Date.

Reset Dates:

The first day of each Calculation Period or Compounding Period, if Compounding is applicable.

Compounding:

Inapplicable

Business Days for Payments

By both parties:

New York

Calculation Agent:

BNY

3.

Additional Provisions:

1)

Reliance.  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

2)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the “Certificates”).

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

No Netting Between Transactions.  The parties agree that subparagraph (ii) of Section 2(c) will apply to any Transaction.

2)

Termination Provisions.  Subject to the provisions of Paragraph 4(11) below, for purposes of the Master Agreement:

(a)

“Specified Entity” is not applicable to BNY or the Counterparty for any purpose.

(b)

The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

(c)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

(d)

The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

(e)

“Default under Specified Transaction” is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

(f)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

(g)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words “trustee” and “custodian” in Section 5(a)(vii)(6) will not include the Trustee; and the words “specifically authorized ” are inserted before the word “action” in Section 5(a)(vii)(9).

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

(i)

The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to the Counterparty.

(j)

Payments on Early Termination.  For the purpose of Section 6(e):

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

“Termination Currency” means United States Dollars.

(l)

No Additional Amounts Payable by Counterparty.  The Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) or 2(d)(ii).

3)

Tax Representations.

(a)

Payer Representations.  For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

(i)

The following representation will apply to BNY:

(x) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to the Counterparty:

The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered.  For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes

(b)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.

		Upon the execution and delivery of this Agreement	Yes
Counterparty

(i) a copy of the executed Pooling and Servicing Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty.

		Upon the execution and delivery of this Agreement	Yes
BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes
BNY	Legal Opinion as to enforceability of the Swap Agreement.	Upon the execution and delivery of this Agreement.	Yes
Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Upon the execution and delivery of this Agreement.	Yes

5)  Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a):

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: HarborView 2006—Client Manager

Tele: 410-884-2000

Fax: 410-715-2380

(b)

Process Agent.  For the purpose of Section 13(c):

BNY appoints as its Process Agent:

Not Applicable

The Counterparty appoints as its Process Agent:

Not Applicable

(c)

Offices.  The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c):

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BNY.

(f)

Credit Support Document.

Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(k)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Non-Recourse.  Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Issuing Entity and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Issuing Entity and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Issuing Entity and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.  This provision shall survive the expiration of this Agreement.

(m)

Limitation on Institution of Bankruptcy Proceedings.  BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.  This provision shall survive the expiration of this Agreement.

(n)

Remedy of Failure to Pay or Deliver.  The ISDA Form Master Agreement is hereby amended by replacing the word “third” in the third line of Section 5(a)(i) by the word “second”.

(o)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator’s Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and agreements herein made on behalf of the trust is made and intended not as a personal representation, undertaking or agreement of the Securities Administrator but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities Administrator’s Representation.  Wells Fargo Bank, N.A., as Securities Administrator, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Securities Administrator on behalf of the Counterparty.

(r)

Amendment to Pooling and Servicing Agreement.  Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Securities Administrator or the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

6)

Additional Representations.  Section 3 is hereby amended, by substituting for the words “Section 3(f)” in the introductory sentence thereof the words “Sections 3(f) and 3(i)” and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

“(g)

Relationship Between Parties.

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(ii)

Each Party acknowledges that Wells Fargo Bank, N.A., has been directed under the Pooling and Servicing Agreement to enter into this Transaction as Securities Administrator on behalf of the Counterparty.

(ii)

It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(iii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Principal.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

Exclusion from Commodities Exchange Act. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(i)

ERISA (Pension Plans).  It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

7)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) shall not apply for purposes of this Transaction.

8)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to BNY as the sole Affected Party (unless otherwise provided below):

(i)

Remedy of Ratings Events.  BNY fails to comply with the provisions of Paragraph 9.

(ii)

BNY has not, within five (5) Business Days (without giving effect to any grace period otherwise provided herein or otherwise) after the occurrence of a Swap Disclosure Event (as defined in Paragraph 4(10) below) complied with any of the provisions set forth therein.

(iii)

Amendment of Pooling and Servicing Agreement without Consent of BNY.  If the Securities Administrator permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of BNY.  The Counterparty shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Paragraph 8(ii).

9)

Provisions Relating to Downgrade of BNY Debt Ratings.

(i)

For purposes of this Transaction:

(a)

A “Collateralization Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is reduced to “P-1 on watch for downgrade” or below, and its long-term unsecured and unsubordinated debt is reduced to ”A1 on watch for downgrade” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3 on watch for downgrade” or below) by Moody’s, or

(y)

its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P.

Such ratings are referred to herein as the “Qualifying Ratings.”

(b)

A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by S&P.

For purposes of (a) and (b) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter (provided, that this shall not be construed to extend the period within which actions are to be taken as provided in Paragraph 4(9)(ii) below), each of Moody’s and S&P has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(c)

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the Securities Administrator shall have received prior written confirmation from each of Moody’s and S&P , and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

(ii)

Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

(a)

Collateralization Ratings Event.  If a Collateralization Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

(w)

post collateral under agreements and other instruments approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, and satisfactory to Moody’s and S&P, which will be sufficient to restore the immediately prior ratings of the Certificates,

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P  which will be sufficient to restore the immediately prior ratings of their Certificates.

(b)

Ratings Event.  If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

(x)

assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

(y)

obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

(z)

establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody’s and S&P  which will be sufficient to restore the immediately prior ratings of their Certificates.

10)

Compliance with Regulation AB.

(a)

It shall be a swap disclosure event (“Swap Disclosure Event”) if, at any time after the date hereof, the Securities Administrator (acting on behalf of the Depositor or the Sponsor) notifies BNY that the aggregate “significance percentage” (calculated in accordance with the provisions of Item 1115 of Regulation AB) of all derivative instruments provided by BNY and any of its affiliates to Counterparty (collectively, the “Aggregate Significance Percentage”) is 10% or more.

(b)

Upon the occurrence of a Swap Disclosure Event, BNY, at its own cost and expense (and without any expense or liability to the Depositor, the Sponsor, the Underwriters, the Depositor, the Trustee, the Securities Administrator or the Issuing Entity), shall take one of the following actions: (i) provide to the Sponsor and the Depositor: (x) if the Aggregate Significance Percentage is 10% or more, but less than 20%, the information required under Item 1115(b)(1) of Regulation AB or (y) if the Aggregate Significance Percentage is 20% or more, within five (5) Business Days, the information required under Item 1115(b)(2) of Regulation AB; or (ii) assign its rights and delegate its obligations under the Transaction to a counterparty with the Approved Ratings Thresholds (or which satisfies the Rating Agency Condition), that (x) provides the information specified in clause (i) above to the Depositor and Sponsor and (y) enters into documentation substantially similar to the documentation then in place between BNY and the Counterparty.

(c)

For so long as the Aggregate Significance Percentage is 10% or more, BNY shall provide any updates to the information provided pursuant to clause (b) above to the Sponsor and the Depositor within five (5) Business Days following availability thereof (but in no event more than 45 days after the end of each of BNY’s fiscal quarter for any quarterly update, and in no even more than 90 days after the end of each of BNY’s fiscal year for any annual update).

(d)

All information provided pursuant to clauses (b) and (c) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such information, if audited, shall be accompanied by any necessary auditor’s consents or, if such information is unaudited, shall be accompanied by an appropriate agreed-upon procedures letter from BNY’s accountants. If permitted by Regulation AB, any such information may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

11)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

12)

BNY Payments to be made to Securities Administrator.  BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator.  Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.

Account Details and Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swap

Payments to Counterparty:

Wells Fargo Bank, N.A.

ABA #: 121-000-148

Account Name: SAS Clearing

Account #: 3970771416

FFC: HarborView 2006-2, Account # 50909101

6.  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

           We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

          Very truly yours,

THE BANK OF NEW YORK

By:

/s/ Andrew Schwartz

Name:  Andrew Schwartz

Title:   Assistant Vice President

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HARBORVIEW MORTGAGE LOAN TRUST 2006-2

BY: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SECURITIES ADMINISTRATOR ON BEHALF OF HARBORVIEW MORTGAGE LOAN TRUST 2006-2

By:

/s/ Stacey M. Taylor

Name: Stacey M. Taylor

Title: Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Modified Following Business Day

Convention.

Accrual Start Dates	Accrual End Dates	Notional Amount in USD	Cap Rate (%)
03/30/06	04/25/06	3,069,000.00	4.39564
04/25/06	05/25/06	3,068,508.73	3.55623
05/25/06	06/25/06	3,068,015.13	3.21523
06/25/06	07/25/06	3,067,519.19	3.74440
07/25/06	08/25/06	3,067,020.90	3.38026
08/25/06	09/25/06	3,066,520.24	3.38027
09/25/06	10/25/06	3,066,017.22	3.55629
10/25/06	11/25/06	3,065,511.81	3.06027
11/25/06	12/25/06	3,065,004.01	3.74446
12/25/06	01/25/07	3,064,493.80	3.55632
01/25/07	02/25/07	3,063,981.17	3.21531
02/25/07	03/25/07	3,063,466.11	3.94608
03/25/07	04/25/07	3,062,948.61	3.55635
04/25/07	05/25/07	3,062,428.66	3.55636
05/25/07	06/25/07	3,061,906.25	3.38036
06/25/07	07/25/07	3,061,381.35	3.55639
07/25/07	08/25/07	3,060,853.98	3.06036
08/25/07	09/25/07	3,060,324.10	3.74456
09/25/07	10/25/07	3,059,791.71	3.55642
10/25/07	11/25/07	3,059,256.80	3.21541
11/25/07	12/25/07	3,058,719.35	3.55645
12/25/07	01/25/08	3,058,179.35	3.55646
01/25/08	02/25/08	3,057,636.80	3.38045
02/25/08	03/25/08	3,057,091.67	3.74464
03/25/08	04/25/08	3,056,543.96	3.38048
04/25/08	05/25/08	3,055,993.65	3.21547
05/25/08	06/25/08	3,055,440.74	3.74467
06/25/08	07/25/08	3,054,885.21	3.55653
07/25/08	08/25/08	3,054,327.04	3.38052
08/25/08	09/25/08	3,053,766.22	3.38054
09/25/08	10/25/08	3,053,202.75	3.21553
10/25/08	11/25/08	3,052,636.61	3.78560
11/25/08	12/25/08	3,052,031.41	3.57025
12/25/08	01/25/09	3,051,261.37	3.62137
01/25/09	02/25/09	3,050,458.59	3.80531
02/25/09	03/25/09	3,049,651.52	4.21272
03/25/09	04/25/09	3,048,840.12	3.28646
04/25/09	05/25/09	3,048,024.38	4.00172
05/25/09	06/25/09	3,047,204.28	3.80489
06/25/09	07/25/09	2,990,254.90	3.44823
07/25/09	08/25/09	2,934,365.38	4.00139
08/25/09	09/25/09	2,879,490.70	3.62054
09/25/09	10/25/09	2,825,637.70	3.62042
10/25/09	11/25/09	2,772,787.40	3.80431
11/25/09	12/25/09	2,720,921.20	3.28562
12/25/09	01/25/10	2,670,020.83	4.21149
01/25/10	02/25/10	2,620,068.35	3.61994
02/25/10	03/25/10	2,571,046.18	4.21122
03/25/10	04/25/10	2,522,937.03	3.44720
04/25/10	05/25/10	2,475,723.97	4.00023
05/25/10	06/25/10	2,429,390.34	3.61944
06/25/10	07/25/10	2,383,919.83	3.61931
07/25/10	08/25/10	2,339,296.40	3.80316
08/25/10	09/25/10	2,295,504.33	3.28457
09/25/10	10/25/10	2,252,528.18	4.21242
10/25/10	11/25/10	2,210,353.73	3.65904
11/25/10	12/25/10	2,168,690.24	4.33304
12/25/10	01/25/11	2,127,345.01	5.09945
01/25/11	02/25/11	2,086,665.16	4.65165
02/25/11	03/25/11	2,046,753.17	5.35341
03/25/11	04/25/11	2,007,594.68	4.65129
04/25/11	05/25/11	1,969,163.26	4.86948
05/25/11	06/25/11	1,931,457.75	4.25390
06/25/11	07/25/11	1,894,464.57	5.35261
07/25/11	08/25/11	1,858,170.36	4.65056
08/25/11	09/25/11	1,822,562.03	4.44567
09/25/11	10/25/11	1,787,626.74	5.10192
10/25/11	11/25/11	1,753,351.88	4.64999
11/25/11	12/25/11	1,719,725.06	4.44511
12/25/11	01/25/12	1,686,734.15	5.10130
01/25/12	02/25/12	1,654,367.22	4.25247
02/25/12	03/25/12	1,622,612.57	5.35091
03/25/12	04/25/12	1,591,458.74	4.86731
04/25/12	05/25/12	1,560,894.46	4.86710
05/25/12	06/25/12	1,530,908.66	4.64860
06/25/12	07/25/12	1,501,490.51	4.86668
07/25/12	08/25/12	1,472,629.36	4.25133
08/25/12	09/25/12	1,444,314.75	5.09957
09/25/12	10/25/12	1,416,536.44	4.87719
10/25/12	11/25/12	1,389,273.97	4.45663
11/25/12	12/25/12	1,362,529.22	4.92023
12/25/12	01/25/13	1,336,294.54	5.13204
01/25/13	02/25/13	1,310,569.52	4.90510
02/25/13	03/25/13	1,285,332.01	5.63410
03/25/13	04/25/13	1,260,572.86	4.90489
04/25/13	05/25/13	1,236,283.10	4.49238
05/25/13	06/25/13	1,212,453.91	5.63376
06/25/13	07/25/13	1,189,076.65	5.13140
07/25/13	08/25/13	1,166,142.83	4.69184
08/25/13	09/25/13	1,143,644.13	5.13118
09/25/13	10/25/13	1,121,572.38	5.13107
10/25/13	11/25/13	1,099,919.56	4.90415
11/25/13	12/25/13	1,078,677.79	4.90405
12/25/13	01/25/14	1,057,754.80	4.69130
01/25/14	02/25/14	1,037,230.16	5.37302
02/25/14	03/25/14	1,017,096.38	5.63263
03/25/14	04/25/14	997,346.09	4.90353
04/25/14	05/25/14	977,932.90	4.69079
05/25/14	06/25/14	958,890.10	5.37245
06/25/14	07/25/14	940,148.29	5.12986
07/25/14	08/25/14	921,764.96	4.90292
08/25/14	09/25/14	903,733.32	4.90275
09/25/14	10/25/14	886,046.75	4.69000
10/25/14	11/25/14	868,698.72	5.37154
11/25/14	12/25/14	851,682.85	4.90224
12/25/14	01/25/15	834,992.86	4.90206
01/25/15	02/25/15	818,603.09	5.12860
02/25/15	03/25/15	802,527.59	5.63044
03/25/15	04/25/15	786,760.44	4.48928
04/25/15	05/25/15	771,295.80	5.37036
05/25/15	06/25/15	756,127.94	5.12781
06/25/15	07/25/15	741,251.26	4.68839
07/25/15	08/25/15	726,660.24	5.36973
08/25/15	09/25/15	712,349.49	4.90052
09/25/15	10/25/15	698,191.29	4.90029
10/25/15	11/25/15	684,306.62	5.14017
11/25/15	12/25/15	670,692.44	4.59301
12/25/15	01/25/16	657,266.27	5.84742
01/25/16	02/25/16	643,998.79	5.09768
02/25/16	03/25/16	630,987.52	5.58028